UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):   May 10, 2005

 KFX INC.
 (Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 745 Denver, Colorado, USA		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

 not applicable
(Former name or former address, if changed since last report)

Section 2.  Financial Information

Item 2.02 Results of Operations and Financial Condition

            On May 10, 2005, KFx Inc. announced its financial results for the first quarter of 2005. A copy of the press release announcing the same is attached as Exhibit 99 to this Current Report on Form 8-K.

            The information in this Current Report, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by references in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

            As described in Item 2.02, on May 10, 2005, KFx issued a press release announcing its financial results for the first quarter of 2005.  The press release also announced certain other matters related to KFx’s operations.  A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
99	Press Release dated May 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: May 11, 2005	By: /s/ Matthew V. Elledge
Matthew V. Elledge
Vice President and Chief Financial Officer

KFx INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99	Press Release dated May 10, 2005